UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2025

Date of Report (Date of earliest event reported)

AMERICAN RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 855-9926

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common	AREC	NASDAQ Capital Market
Warrant	ARECW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this Form 8-K/A is to amend and restate the Form 8-K that was filed by American Resources Corporation, a Florida corporation on October 14, 2025 with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On October 13, 2025, American Resources Corporation, a Florida corporation (the “Company”) entered into securities purchase agreements (the “Securities Purchase Agreements”) with certain investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement offering (the “Offering”) an aggregate of 9,480,282 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at an offering price of $3.55 per share.

Maxim Group LLC (“Maxim”) acted as the sole placement agent in connection with the Offering.

The Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Shares has not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Company intends to use the net proceeds from the Offering, to support development of domestic critical mineral processing, including coal waste extraction, a 10k MT magnet manufacturing facility and for corporate development, working capital and general purposes.

Pursuant to the terms of the Securities Purchase Agreement, for a period beginning on the Closing Date (defined below) and ending on the date that is twelve (12) months thereafter, each Purchaser has the right, but not the obligation, to participate, in up to its pro rata share of the aggregate of up to thirty percent (30%) of the securities offered in any Subsequent Equity Financing (as defined therein), on the same terms and conditions as other purchasers in such Subsequent Equity Financing.

The Offering is anticipated to close on or about October 14, 2025 (the “Closing Date”).

In connection with the Offering, the Company’s directors and executive officers have entered into lock-up agreements for a period of sixty (60) days after the closing of the Offering, subject to limited exceptions. Without the prior written consent of the purchasers and Maxim, from the date of execution of the Securities Purchase Agreement until sixty (60) days after the closing of the Offering, neither the Company nor any subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock, Common Stock Equivalents, other than an Exempt Issuance (as defined therein) or (ii) file any registration statement or any amendment or supplement thereto, subject to certain exceptions.

The Company has agreed to file, within 15 calendar days of the closing, a registration statement with the Securities and Exchange Commission (“Commission”) covering the resale of the Shares and has agreed to use commercially reasonable efforts to cause such registration to become effective within 30 calendar days following the closing of the Offering or 60 calendar days in the event of a review by the Commission.

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The foregoing description of the Securities Purchase Agreements and Lock-Up Agreement do not purport to be complete and are qualified in their entirety by references to the full text of the Securities Purchase Agreements and Lock-Up Agreement, respectively, which are filed as Exhibits 10.1 and 10.2, to this Current Report, and incorporated by reference herein.

Placement Agency Agreement

The Company also entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Maxim dated October 13, 2025, pursuant to which Maxim agreed to serve as the exclusive placement agent for the Company in connection with the Offering. The Company agreed to pay Maxim upon closing a cash fee (the “Cash Fee”) equal to 7.0% of the aggregate gross proceeds received in the Offering. The Company also agreed to reimburse Maxim at the closing of the Offering, for expenses incurred, including disbursements of its legal counsel, up to $100,000.

Maxim is entitled to the Cash Fee with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors whom Maxim contacted in connection with the Offering, between the date of the Placement Agency Agreement and the Termination Date (as defined therein), if such Tail Financing is consummated at any time within the six (6) month period following the Termination Date.

For a period of six (6) months following the closing of the Offering, the Company granted Maxim the right of first refusal to act as lead managing underwriter and lead book runner, lead placement agent, or lead sales agent, with at least fifty percent (50.0%) economics for any and all future public and private equity, equity-linked, convertible or debt offerings during such six (6) month period of the Company, or any successor to or any subsidiary of the Company.

The Placement Agency Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement which is filed as Exhibit 10.3 to this Current Report, and incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 relating to the issuance of the Shares is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01 Other Events.

On October 13, 2025, the Company issued a press release announcing the Offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated as of October 13, 2025, between American Resources Corporation and each Purchaser (as defined therein).
10.2	Form of Lock-Up Agreement, dated as of October 13, 2025, between American Resources Corporation and each signatory thereto
10.3	Placement Agency Agreement, dated October 13, 2025, between American Resources Corporation and Maxim Group LLC.
99.1	Press Release dated October 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2025

American Resources Corporation

By:	/s/ Mark C. Jensen
Name:	Mark C. Jensen
Title:	Chief Executive Officer

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